UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                        Pursuant to Section 13 or 15 (d)
                     of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 4, 2005





                          McDERMOTT INTERNATIONAL, INC.
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             (Exact name of registrant as specified in its charter)




  REPUBLIC OF PANAMA                        001-08430              72-0593134
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 (State or other jurisdiction               (Commission         (IRS Employer
     of incorporation)                      File Number)     Identification No.)





  1450 Poydras Street, New Orleans, Louisiana                    70112-6050
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 (Address of principal executive offices)                         (Zip Code)


Registrant's Telephone Number, including Area Code:  (504) 587-5400
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[] Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
         (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
   Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
   Act (17 CFR 240.13e-4(c))

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


Item 2.02         Results of Operations and Financial Condition.

         On August 4, 2005, McDermott International, Inc. (the "Company") issued a press release announcing financial results for the quarter ended June 30, 2005. A copy of the press release is attached as Exhibit 99.1, and the information contained in Exhibit 99.1 is incorporated by reference.

         The attached press release includes non-GAAP financial measures regarding certain of the Company's historical results. The Company is providing the non-GAAP information to supplement the results provided in accordance with GAAP and it should not be considered superior to, or as a substitute for, the comparable GAAP measures. However, the Company believes the non-GAAP measures provide meaningful insight into the Company's ongoing operational performance and therefore uses the non-GAAP measures internally to evaluate McDermott's operations for purposes of budget planning and performance goals. The Company has chosen to provide this supplemental non-GAAP information to investors to enable them to perform additional comparisons of operating results and as a means to emphasize the results of ongoing operations absent income and expenses considered by management to be outside the Company's customary business.

         The information furnished pursuant to this Item 2.02, including Exhibit 99.1, shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, (the "Exchange Act"), or otherwise subject to the liabilities of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01         Financial Statements and Exhibits.

(c)      Exhibits

         99.1 Press Release Dated August 4, 2005.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            McDERMOTT INTERNATIONAL, INC.





                                            By:     /s/Michael S. Taff
                                                    ----------------------------
                                                     Michael S. Taff
                                                     Chief Accounting Officer

August 4, 2005

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